Azzad Funds

Supplement to Prospectus and
Statement of Additional Information
Dated December 15, 2004

Notice to Shareholders

In order to continue improving the quality of service to our shareholders, Azzad Funds has appointed and hired a new Custodian, Huntington National Bank, effective January 1, 2005.  The change will not affect the status of your account or your investment in Azzad Funds.

THERE IS NO ACTION REQUIRED ON YOUR PART.

Huntington Bank’s phone number is (614) 331-8825 and is located at the following address:

Huntington National Bank

7 Easton Oval- EA4E72

Columbus, OH 43219

Again, please feel free to contact us should you have any questions (703) 207-7005.  Thank you for choosing Azzad Funds.

Sincerely,

Bashar Qasem

Director